Long-Term Incentive Plans - Summary Of Significant Assumptions Used In The Finnerty Model To Determine The Fair Value Of The Ordinary Shares To Be Issued (Details) - Market Approach [member]	Jun. 15, 2022 USD ($) yr
Disclosure Of Significant assumptions used in the Finnerty model to determine the fair value of the Ordinary Shares to be issued Explanatory [Line Items]
Asset price	$ 9.38
Term (years) | yr	1
Volatility rate	35.00%
Dividend yield	0.00%
Indicated put option value	$ 0.75
Discount for lack of marketability	8.00%